UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported):  December 4, 2006

EDGETECH SERVICES INC.

(formerly Secure Enterprise Solutions Inc.)

(Exact name of registrant as specified in its charter)

Nevada

(State of Incorporation)

000-27397

(Commission File Number)

98-0204280

(I.R.S. Employer Identification Number)

2980 S. Rainbow Blvd. #220H
Las Vegas, NV 89146

 (Address of principal executive offices, including zip code)

(310) 857 6666

(Registrant's telephone Number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Items 3, 4, 5, 6 and 8 are not applicable and are omitted from this report.

Item 1.01 - Entry into a Material Definitive Agreement

On October 18, 2006, the Registrant entered into an agreement to sell Web’s Biggest Limited to Advisors LLC. The Board of Directors has approved the sale of 100% of the stock of Web’s Biggest Limited (“WB”) and all of its assets and subsidiaries to Advisors LLC in return for 25 million convertible preferred shares of Edgetech Services, Inc. held by Advisors LLC. Advisors LLC is a company related to Mr. Paul Aunger, a director and officer of Edgetech. The shares received from the sale of WB represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

Each preferred share is convertible into 25.3533 common shares of the registrant with all the rights and privileges of the equivalent number of common shares.

Stock Purchase Agreement - page 1 of 27

On October 18, 2006 the Registrant entered into an agreement with the shareholders of Data Management, Inc. (“DM”, a Nevada corporation) to acquire DM. The Board of Directors has approved the acquisition of 100% of the stock of Data Management, Inc. (“DM”) in return for 25 million convertible preferred shares of Edgetech Services Inc. The convertible shares used to acquire DM represent approximately 90% of the voting stock of Edgetech on a fully diluted basis. The sellers of DM are entities associated with Mr Adam Radly and Mr Paul Aunger, both officers and directors of the Registrant.

Each preferred share shall be convertible into 25.3533 common shares of the registrant with all the rights and privileges of the equivalent number of common shares. Each share of convertible preferred stock carries voting power equivalent to 25.3533 common shares, without regard to whether the preferred shares have been converted.

Prior to the transactions described above the Registrant was controlled by Advisors LLC, an entity associated with Mr. Paul Aunger, an officer and director of the registrant. When the transactions described above are completed, this will result in a change of control of the Registrant and the controlling shareholder will be Southbase LLC, an entity associated with Mr. Adam Radly, an officer and director of the Registrant. Prior to these transactions, the unaffiliated shareholders of Edgetech owned approximately 10% of the Registrant and they will continue to own approximately 10% of the Registrant on a fully diluted basis after these transactions are completed.

No part of the consideration for the change of control is loan proceeds.  The new control group obtained no loans or pledges for the purpose of acquiring control.  The Board of Directors of the Registrant will not change as a result of the transactions described above. Upon completion of the transactions, Mr Adam Radly will be Chairman and CEO and a director of the Registrant and Mr Paul Aunger will be Secretary and Treasurer and a director of the Registrant.

Pursuant to Nevada law, the transactions described above do not require shareholder approval. Therefore, resolutions in the preliminary proxy filed on October 19, 2006 relating to this transaction and requiring shareholder approval have been removed from the proxy for 2006. An amended proxy was filed on December 1, 2006. These transactions have been approved by the Board of Directors and all agreements have been duly executed as at December 1, 2006.

The shareholder meeting of Edgetech that was held on October 28, 2005 included a resolution that provided the Board of Directors with authorization to increase the number of authorized shares of the Company to 3,000,000,000 and this resolution was approved by the shareholders. On December 4, 2006 the Board of Directors approved a board resolution to increase the number of authorized shares to 3,000,000,000.

Item 2.01 - Acquisition or Disposition of Assets

Disposition of assets

Stock Purchase Agreement - page 2 of 27

The Company currently has two business units – IT services and Internet search. There are no synergies between both businesses and the Company’s Board feels that more value would be created for shareholders if Edgetech could focus its business operations on one industry. This would ultimately involve selling one business unit. Although the Company had previously taken the view that the Internet search business was the preferred business to keep and that the IT services business would be sold, the Company’s Internet search business (WebsBiggest.com) has not demonstrated the growth rate that we anticipated over the previous twelve months. Revenue for the Internet search business fell during fiscal 2006. Gross revenue for the Internet search business fell from $1.739 million for fiscal 2005 to $1.434 million for the fiscal 2006.

The Board feels that more value will be created for the Company’s shareholders by selling the Internet search business and acquiring IT businesses that have synergies with the Company’s existing IT business and have potential for growth.

Under the terms of an acquisition agreement dated October 18, 2006, the Registrant has agreed to sell 100% of the stock of Web’s Biggest Limited (“WB”) and all of its assets and subsidiaries to Advisors LLC in return for 25 million convertible preferred shares of Edgetech Services, Inc. Advisors LLC is a company related to  Mr. Paul Aunger, a Director and officer of Edgetech. The shares received from the sale of WB represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

Each preferred share is convertible into 25.3533 common shares of the registrant with all the rights and privileges of the equivalent number of common shares.

Acquisition of assets

Under the terms of an acquisition agreement dated October 18, 2006, the Registrant has agreed to acquire 100% of the stock of Data Management, Inc. (“DM”) in return for 25 million convertible preferred shares of Edgetech Services, Inc. The convertible shares used to acquire DM represent approximately 90% of the voting stock of Edgetech on a fully diluted basis.

DM sells data management and storage products and services to large corporate and government customers.

Revenue for DM (on a pro forma basis) for the year ended December 2005 was approximately $5.2 million and net income was approximately $380,000. During 2005 revenue increased by 77% from revenue of approximately $2.9 million for the year ended December 2004 on a pro forma basis. Net income for 2004 was approximately $290,000. Pro forma figures are determined as if DM were a stand-alone company in fiscal years 2004 and 2005.

DM’s customers include the following:

Central Government

▪

Federal Communications Commission

▪

Securities and Exchange Commission

▪

Department of Health and Human Services

▪

Department of Justice

▪

Department of Commerce/NOAA

▪

National Institute of Health

▪

Metropolitan Transit Authority

Stock Purchase Agreement - page 3 of 27

▪

TSA (Transportation Security Administration)

▪

USDA

▪

US Geological Survey

Defense

▪

US Air Force

▪

US Navy

▪

US Dept of Defense

▪

Defense Communications Electronic Evaluation & Test Activity (Defense Ceeta)

▪

Naval Medical Logistics Command

▪

US Army Contracting Agency

▪

Naval research laboratory

▪

Naval Air Warfare Center

▪

SPA War

▪

US Air National Guard

Corporate

▪

Computer Sciences Corporation

▪

Boeing Information Services

▪

Honeywell

▪

Northrop Grumman

▪

Bureau of National Affairs

The sellers of DM are companies associated with Mr. Adam Radly and Mr. Paul Aunger, officers and directors of Edgetech.

The sale of WB and the acquisition of DM are not dilutive to shareholders. The total number of shares issued in each class of stock will not change as a result of the sale of WB and the acquisition of DM.

Item 9.01 - Financial Statements and Exhibits

(a)

Financial Statements of Business Acquired.

Financial statements required by this item will be filed by amendment to this Form 8-K within 71 days.

(b)

Pro Forma Financial Information

Financial statements required by this item will be filed by amendment to this Form 8-K within 71 days.

(c)

Exhibits

Stock Purchase Agreement - page 4 of 27

1.

Agreement for Purchase and Sale of Stock dated October 18, 2006 (between Edgetech Services Inc., Southbase LLC, Advisors LLC, and Data Management, Inc.)

2.

Agreement for Purchase and Sale of Stock dated October 18, 2006 (between Advisors LLC, Edgetech Services Inc., and Web’s Biggest Limited)

3.

Press release dated October 18, 2006

Stock Purchase Agreement - page 5 of 27

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Edgetech Services Inc.

                                    By: /s/Adam Radly

                                    ----------------------------------------

                                    CEO

Dated: December 4, 2006

AGREEMENT FOR PURCHASE

AND SALE OF STOCK

DATED:

As of _______________

PARTIES:

(1)

Advisors LLC, Inc., an Iowa Corporation, (“Buyer” or “Advisors”),

(2)

Web’s Biggest, Inc. a Nevada corporation (“Seller” and or “Edgetech”)

(3)

Web’s Biggest Limited, a Bahamas corporation ("WB").

INTRODUCTION

THIS AGREEMENT is made as of the date set forth above at Santa Monica, CA, between Seller, Buyer and Web’s Biggest Limited. (All of the foregoing sometimes hereafter referred to as the “Parties”).

Stock Purchase Agreement - page 6 of 27

RECITALS

This agreement (the “Agreement”) is made with respect to the following facts and circumstances:

A.

Seller desire to sell and transfer Seller’s shares in WB to Buyer. The sale of WB includes the sale of all of all of its subsidiaries and businesses.

B.

Buyer desires to purchase the Seller’s Shares of WB under the terms and conditions set forth in this Agreement.

C.

Seller have furnished to Buyer for its examination, copies of the Articles of Incorporation and the By-Laws of WB.

D.

The Parties to this Agreement also wish to state certain other facts, understandings and agreements as set forth, or as referenced below.

NOW THEREFORE, in light of the foregoing facts and circumstances, and in consideration of the mutual promises, conditions, covenants and agreements herein set forth, and in exchange for other valuable consideration, the receipt and adequacy of which are hereby acknowledged,

THE PARTIES HAVE AGREED AS FOLLOWS:

AGREEMENT

Section 1.

Sale and Transfer of Shares Currently Owned by Seller

1.1

As more particularly set forth in Section 2 hereof, on November 10, 2006, or as soon thereafter as is practicable (the “Closing”), Seller shall deliver or cause to be delivered to Buyer one or more share certificates representing the shares (“Transfer Shares”) of WB (which will then represent One-Hundred Percent (100%) of the then-outstanding common stock of WB).  Said share certificate shall be duly endorsed, or accompanied by duly executed assignments sufficient (upon completion of the requirements of any applicable securities laws or regulations) to transfer the Transfer Shares to Buyer.  This delivery shall be made in consideration of the right to receive from Buyer the consideration set forth in Section 2.2 hereof in exchange for the Transfer Shares.

1.2

The Closing of the sale of WB to Buyers is conditioned approval of the Board of Directors of Edgetech and Web’s Biggest, Inc.

Section 2.

Purchase Price/Structure.

2.1

Total Consideration.  The consideration for the sale and purchase of the Shares pursuant to Section 1 shall be the sum of the consideration described in Section 2.

Stock Purchase Agreement - page 7 of 27

2.2

Consideration.  The purchase price (“Consideration”) shall be the transfer of twenty five million (25,000,000)  shares of convertible preferred stock of Edgetech Services Inc., held by Buyer, to Seller at Closing.

Section 3.

Representations and Warranties of Seller.  Seller warrants as follows:

3.1

As of the date of this Agreement, WB is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction and has all necessary corporate powers to own its properties and operate its business as now owned and operated by it.  Neither the ownership of its properties nor the nature of its business requires WB to be qualified in any jurisdiction other than the state of its incorporation.

3.2

The authorized capital stock of WB consist of 100 authorized shares of common stock issued and outstanding. All of the WB Shares are validly issued, fully paid, and non-assessable, and such WB Shares have been so issued in full compliance with all applicable federal and state securities laws. There are no valid outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating WB to issue, or to transfer from treasury, any additional shares of its capital stock of any class.

3.3

Seller is currently the owner, beneficially and of record of 100% of the Transfer Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims and charges. Buyer acknowledges that this Agreement is subject to the approval of Seller’s shareholders, and Seller agrees to present this Agreement to its shareholders for approval as soon as practicably possible. This Agreement and the other agreements and documents contemplated herein, when executed and delivered, shall constitute valid and legally binding obligations of WB and the Seller enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.  Neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates made or delivered in connection herewith, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

3.4

 WB is not in violation of any term of its respective Articles of Incorporation or Bylaws, any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree, order, statute, rule or regulation applicable to WB, the violation of which could have a material adverse effect (which for the purposes of this provision shall be deemed to be an impact of $5,000 or more) on the business, operations, financial condition or prospects of WB   Provided that Buyer cooperates in complying with applicable securities law and regulations, and assuming the correctness of the representations of Buyer to Seller, the execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not result in any violation of any term of the Articles of Incorporation or Bylaws of WB, as each is then in effect, or any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree or order, or be in conflict with or constitute a default under any such valid term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of WB .

3.5

Within the times and in the manner prescribed by law, WB has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties

Stock Purchase Agreement - page 8 of 27

due and payable.  There are no present disputes about taxes of any nature payable by WB.  WB has not been advised that any of its returns have been or are being audited. The Seller will be responsible for payment of any taxes arising from any jurisdiction that relate to income generated prior to the date of Closing and will indemnify Buyer against any claims relating to tax liabilities that relate to any business activity that occurred prior to the date of Closing.

3.6

Except to the extent that ordinary parts and components commonly included in computers and technology equipment currently used and/or sold by comparable businesses may be construed as containing “hazardous materials,” there are no hazardous materials maintained or stored by WB in violation of applicable law, nor are there any known violations of any federal, state, or local environmental ordinance rule or regulation duly enacted by any applicable governmental authority on the premises of WB.

3.7

Exhibit A to this Agreement is a schedule of all trade names, trademarks, service marks, patents, copyrights, domain names and their registrations, owned by WB or in which it has any rights or licenses, together with a brief description of each.  WB possesses the right to the use of all such patents, trademarks, service marks, trade names, copyrights, domain names and their registrations necessary for its business as currently constituted, and neither Seller, nor WB is aware of any claim by any person whatsoever that appears reasonably likely to conflict with WB 's continued conduct of its business affairs as at present constituted. WB has no knowledge of any infringement or alleged infringement by other of any of the foregoing rights of WB. WB has the right to use its existing names.

3.8

WB has good and marketable title to all of its property and assets. With respect to the property and assets it leases, WB is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances other than as set forth hereinabove or otherwise disclosed to Buyer.

3.9

Where required WB maintains all insurance in amounts and against such risks as are usual and customary and adequate to protect WB, its assets and its business.  At no time has WB been denied any insurance or indemnity bond coverage which it has requested, or received any written notice from or on behalf of any insurance carrier presently providing insurance relating to them (i) that insurance rates may or will be substantially increased from their current levels, and/or (ii) that policies presently in effect will not be renewed, or (iii) that material alterations to any of the properties or business operations of WB are necessary or required by such carrier.  WB is not in default with respect to payment of premiums on any such policy. No claim is pending under any policy.

3.10

WB is not a party to, nor is the property of WB bound by, any distributor’s or manufacturer’s representative or agency agreement; any output or requirements agreement; any agreement not entered into in the ordinary course of business; any indenture, mortgage, deed of trust, or lease; except as disclosed by matters of public record.

3.11

WB has not received notice of any violation of any applicable federal, state, or local statute, law, or regulation (including any applicable building, zoning, environmental protection, or other law, ordinance, or regulation) affecting its properties or the operation of its business; and to the best of the knowledge of Seller there are no such violations.

Stock Purchase Agreement - page 9 of 27

3.12

There is not pending, nor, to the best knowledge of Seller, is there threatened, any suit, proceeding, investigation or action against or affecting WB that appears reasonably likely to result in a material adverse change to WB's business, assets or financial condition.

3.13    Intentionally left blank.

3.14

All material contracts, agreements, insurance policies and instruments to which WB is a party are valid, binding, and in full force and effect in all material respects, without any material breach by WB or, to the best of the WB's knowledge, any other party thereto.  No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by WB under any contract, agreement or instrument that is valid and binding on WB.

3.15

Buyer or its counsel has been supplied with a true and correct copy of each of such written instrument, insurance contract, insurance policy or agreement and an accurate description of each of such oral arrangements, contracts and agreements.

3.16

Intentionally left blank.

3.17

WB has delivered to Buyer WB’s historical financial statements for the years 2003, and 2004, and 2005 (“Financial Information”). To the actual knowledge of Seller, the Financial Information fairly sets forth the information purported to be set forth therein.  WB does not have any material liabilities, contingent or otherwise, other than obligations under contracts and commitments incurred in the ordinary course of business and set forth in this Agreement.  WB is not a guarantor or indemnitor of any indebtedness of any other person or entity.  WB maintains and will continue to maintain a standard system of financial record keeping established and administered in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.  At Closing, WB shall have no debt other than amounts owing to ordinary trade creditors, or other than as disclosed to Buyer, including without limitation the subsections below.

3.17.1

WB has given the Buyer access to all accounts, books, ledgers and financial and other records of WB which have been prepared and maintained in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.

3.17.2 All accounts, books, ledgers and financial and other records of WB are in the possession or under the control of WB and located at the WB's premises or at WB's accountants and all statutory and other records of WB are up to date and contain full, complete and accurate records of all material matters dealt with in those records.

3.17.3 The Financial Information contains full provision for bad and doubtful debts, depreciation, amortization, obsolescence of assets and any foreseeable losses as well as for all contingent liabilities which may reasonably be expected to become actual liabilities.

3.17.4 The financial performance of WB disclosed in the Financial Information given to the Buyer is and was not affected by any unusual or non-recurring items and no material changes have occurred in the assets and liabilities or the financial performance of WB from that disclosed by that information.

Stock Purchase Agreement - page 10 of 27

3.19 No material supplier of WB has indicated that it shall stop, or materially decrease the rate of, supplying materials, products or services to WB, and/or change the credit terms currently in place with WB, and no customer has indicated that it shall stop, or materially decrease the rate of, purchasing products and/or services from WB.

3.20

No employee of WB is obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency that would conflict with such employee's obligation to use his or his best efforts to promote the interests of WB or that would conflict with WB 's business as conducted or as proposed to be conducted.  To the best of Seller’s knowledge, no employee of WB is in violation of any term of any employment contract, proprietary information and inventions agreement, non-competition agreement, or any other contract or agreement relating to the relationship of any such employee with WB or any previous employer.  WB has no collective bargaining agreements with any of its employees and to the best of Seller’s knowledge, there is no labor union organizing activity pending or threatened with respect to WB.  WB has provided Buyer with copies of each of the forgoing, if any.

3.21     WB has provided Buyer with all the information that Buyer has requested for deciding whether to purchase the Transfer Shares.  Neither this Agreement, the representations and warranties by Seller contained herein, the Exhibits and Schedules attached hereto, nor any other written statement or certificate delivered or to be furnished to Buyer in connection herewith, when read together, knowingly contains any untrue statement of a material fact or knowingly omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

Section 4.   Representations and Warranties of Buyer.  Buyer represents and warrants as follows:

4.1

Buyer is a limited liability company duly organized, existing and in good standing under the laws of Iowa and that the execution and delivery of this Agreement and all related documents by it have been duly authorized by proper corporate action.

4.2

Buyer need not make or obtain any consent, approval, or authorization of, or declaration, filing, or registration with, any federal or state governmental or foreign regulatory authority in connection with the execution, delivery, and performance of this agreement and the consummation of the transaction contemplated by this Agreement.

4.3

The provisions of this Agreement and the execution by Buyer of the documents referred to herein will not result in or constitute any of the following:  (1) a breach of any of the terms of this Agreement; (2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of incorporation or bylaw of Buyer or any other contract, commitment, indenture, deed of trust, or other agreement, instrument or arrangement to which Buyer is a party or by which any of them or the property of them is bound; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Buyer; or (4) the creation or imposition of any lien, change, or encumbrance on any of the properties of Buyer.

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Section 6.

Survival of Representation and Warranties.  All representations, warranties and covenants contained in this Agreement shall survive the closing of this transaction and any of the transactions contemplated in this Agreement for a period of two years.

Section 7.

Miscellaneous.

7.1

Fees and Costs of Transaction.   Each party represents that it shall pay its own fees and costs associated with this transaction.  Seller and Buyer will indemnify and hold one another harmless against any loss, liability, damage, cost, claim, or expense incurred by reason of any brokerage, commission, or finder’s fee alleged to be payable because of any act, omission, or statement of the indemnifying party.

7.2

Entire Agreement.  This Agreement, together with all exhibits delivered in connection herewith, and such other documents signed by both Parties, as recite that they are executed in connection herewith, constitute the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the Parties. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

7.3

Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

7.4

Agreement.  This Agreement will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

7.5

Notices,  All notices, requests, demands, and other communications under this Agreement must be in writing and will be considered to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To Seller at: 2980 S. Rainbow Blvd. #220H, Las Vegas, NV 89146

To Buyer at: PO Box 7334 - 101591, San Francisco, CA 94120-7334

To WB at: PO Box 7334 - 101591, San Francisco, CA 94120-7334

Any party may change its address for purposes of this paragraph by giving the other Parties written notice of the new address in the manner set forth above.

Stock Purchase Agreement - page 12 of 27

7.6

Governing Law.  This Agreement will be construed in accordance with, and governed by, the laws of the State of Nevada as applied to contracts that are executed and performed entirely in Nevada.

7.7

Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the Parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the Parties.

7.8

Additional Documents.  The Parties hereby agree to execute such additional documents as maybe reasonable and necessary to carry out the provisions of this Agreement.

7.9

Attorney Fees.  In the event of any controversy, claim or dispute between the Parties hereto arising out of or relating to this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the other party reasonable expenses, attorney fees and costs.

7.10

Exhibits. Each of the Exhibits attached hereto is incorporated herein by reference as if set forth herein in full and such Exhibits are identified as follows:

Exhibit A

-

List of Trade Names, Trade Marks, and Domain Names

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first set forth above.

“SELLER”

Edgetech Services, Inc.

By:_________________________________

Adam Radly, President

“BUYER”

Advisors LLC

Stock Purchase Agreement - page 13 of 27

By:  _______________________________

Paul Aunger, Manager

Web’s Biggest Limited

By:  _______________________________

(Name), President

SELLER”

Web’s Biggest, Inc.

By:_________________________________

Adam Radly, Director

By:_________________________________

Paul Aunger, Director

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Exhibit A: List of Trade Names, Trade Marks, and Domain Names

Domains:

www.websbiggest.com

www.sponsoranything.com

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AGREEMENT FOR PURCHASE

AND SALE OF STOCK

DATED:  December 1, 2006

PARTIES:

(1) Edgetech Services Inc., a Nevada corporation, (“Buyer” or “Edgetech”)

(2) Adam Radly, President & CEO of Edgetech (“Radly”)

(3) Paul Aunger, Secretary & Treasurer of Edgetech (“Aunger”)

(4) Southbase LLC, a California corporation, and Advisors LLC, an Iowa limited liability company (“Sellers”)

5) Data Management, Inc. a Nevada corporation ("DM").

INTRODUCTION

THIS AGREEMENT is made as of the date set forth above at Santa Monica, CA, between Sellers, Buyer and DM. (All of the foregoing sometimes hereafter referred to as the “Parties”).

RECITALS

This agreement (the “Agreement”) is made with respect to the following facts and circumstances:

E.

Sellers desire to sell and transfer Sellers’ shares in DM to Buyer. The sale of DM includes the sale of all of all of its subsidiaries and businesses.

F.

Buyer desires to purchase the Sellers’ Shares of DM under the terms and conditions set forth in this Agreement.

G.

Sellers have furnished to Buyer for its examination, copies of the Articles of Incorporation and the By-Laws of DM.

H.

The Parties to this Agreement also wish to state certain other facts, understandings and agreements as set forth, or as referenced below.

NOW THEREFORE, in light of the foregoing facts and circumstances, and in consideration of the mutual promises, conditions, covenants and agreements herein set forth, and in exchange for other valuable consideration, the receipt and adequacy of which are hereby acknowledged,

THE PARTIES HAVE AGREED AS FOLLOWS:

Stock Purchase Agreement - page 16 of 27

AGREEMENT

Section 1.

Sale and Transfer of Shares Currently Owned by Sellers

1.3

As more particularly set forth in Section 2 hereof, on December 1, 2006, or as soon thereafter as is practicable (the “Closing”), Sellers shall deliver or cause to be delivered to Buyer one or more share certificates representing the shares (“Transfer Shares”) of DM (which will then represent One-Hundred Percent (100%) of the then-outstanding common stock of DM).  Said share certificate shall be duly endorsed, or accompanied by duly executed assignments sufficient (upon completion of the requirements of any applicable securities laws or regulations) to transfer the Transfer Shares to Buyer.  This delivery shall be made in consideration of the right to receive from Buyer the consideration set forth in Section 2.2 hereof in exchange for the Transfer Shares.

1.4

The Closing of the purchase of DM by Edgetech is conditioned on the approval of the Board of Directors of Edgetech.

Section 2.

Purchase Price and Covenants.

2.1

Total Consideration.  The consideration for the sale and purchase of the Shares pursuant to Section 1 shall be the sum of the consideration described in Section 2.

2.2

Consideration.  The purchase price (“Consideration”) shall be the transfer of 25,000,000 (twenty five million) shares of convertible preferred stock of Edgetech Services, Inc. to Sellers at Closing and distributed as set forth in Exhibit A.

2.3

Post Closing Covenants.

2.3.1

If Edgetech issues any Edgetech warrants, or securities of Edgetech at less than market value to any entity associated with one of Radly or Aunger, known as the First Party, Edgetech agrees to provide the same warrants or securities with the same terms to the other party, known as the Second Party.  The amount of warrants or securities to be provided to the Second Party will be an amount sufficient to maintain the proportion of Edgetech shares held by entities associated with Radly and Aunger prior to the issue of the warrants or securities to the First Party.

2.3.2

Should Edgetech agree to purchase businesses owned by entities associated with the Sellers or with Radly or with Aunger, Edgetech agrees not to pay more than the value determined by an independent appraiser mutually acceptable to both Radly and Aunger or their nominees.

2.3.3

Radly and Aunger and the sellers are entitled to purchase any securities of Edgetech from Edgetech for cash (or debt in Edgetech or its subsidiaries) at a price calculated as the average share price over the five trading days prior to the date that the cash is provided to Edgetech (or the debt is converted to equity)..

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Section 3.

Representations and Warranties of Sellers.  Sellers warrant as follows:

3.1

As of the date of this Agreement, DM is a corporation duly organized, validly existing, and in good standing under the laws of its state and has all necessary corporate powers to own its properties and operate its business as now owned and operated by it.  Neither the ownership of its properties nor the nature of its business requires DM to be qualified in any jurisdiction other than the state of its incorporation.

3.2

The authorized capital stock of DM consist of 100 authorized shares of common stock issued and outstanding. All of the DM Shares are validly issued, fully paid, and non-assessable, and such DM Shares have been so issued in full compliance with all applicable federal and state securities laws. There are no valid outstanding subscriptions, options, rights, warrants, convertible securities, or other agreements or commitments obligating DM to issue, or to transfer from treasury, any additional shares of its capital stock of any class.

3.3

Sellers are currently the owners, beneficially and of record of 100% of the Transfer Shares free and clear of all liens, encumbrances, security agreements, equities, options, claims and charges. Sellers have the power to transfer the Transfer Shares to Buyer without obtaining the consent or approval of any other person or governmental authority. Further, all corporate action on the part of DM, its officers, directors and Sellers necessary for the authorization, execution and delivery of the Agreement and the other agreements and documents contemplated herein, the performance of all of DM’s and Sellers obligations hereunder and for the sale and delivery of the Shares, has been taken or will be taken prior to the Closing.  This Agreement and the other agreements and documents contemplated herein, when executed and delivered, shall constitute valid and legally binding obligations of DM and the Sellers enforceable in accordance with their respective terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and subject to the availability of equitable remedies.  Neither this Agreement (including all the exhibits and schedules hereto) nor any other statements or certificates made or delivered in connection herewith, taken as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein or therein not misleading in light of the circumstances under which they were made.

3.4

 DM is not in violation of any term of its respective Articles of Incorporation or Bylaws, any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree, order, statute, rule or regulation applicable to DM, the violation of which could have a material adverse effect (which for the purposes of this provision shall be deemed to be an impact of $5,000 or more) on the business, operations, financial condition, or prospects of DM. Provided that Buyer cooperates in complying with applicable securities law and regulations, and assuming the correctness of the representations of Buyer to Sellers, the execution, delivery, and performance of and compliance with this Agreement and the issuance and sale of the Shares pursuant hereto will not result in any violation of any term of the Articles of Incorporation or Bylaws of DM, as each is then in effect, or any valid term of any material mortgage, indenture, contract, agreement or other instrument or any judgment, decree or order, or be in conflict with or constitute a default under any such valid term, or result in the creation of any mortgage, pledge, lien, encumbrance, or charge upon any of the properties or assets of DM .

Stock Purchase Agreement - page 18 of 27

3.5

Within the times and in the manner prescribed by law, DM has filed all federal, state, and local tax returns required by law and has paid all taxes, assessments, and penalties due and payable.  There are no present disputes about taxes of any nature payable by DM.  DM has not been advised that any of its returns have been or are being audited. The Sellers will be responsible for payment of any taxes arising from any jurisdiction that relate to income generated prior to the date of Closing and will indemnify Buyer against any claims relating to tax liabilities that relate to any business activity that occurred prior to the date of Closing.

3.6

Except to the extent that ordinary parts and components commonly included in computers and technology equipment currently used and/or sold by comparable businesses may be construed as containing “hazardous materials,” there are no hazardous materials maintained or stored by DM in violation of applicable law, nor are there any known violations of any federal, state, or local environmental ordinance rule or regulation duly enacted by any applicable governmental authority on the premises of DM.

3.7

All trade names, trademarks, service marks, patents, copyrights, domain names and their registrations, owned by DM or in which it has any rights or licenses have been included in the sale of DM to Buyers.

3.8

DM has good and marketable title to all of its property and assets. With respect to the property and assets it leases, DM is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances other than as set forth hereinabove or otherwise disclosed to Buyer.

3.9

Where required DM maintains all insurance in amounts and against such risks as are usual and customary and adequate to protect DM, its assets and its business.  At no time has DM been denied any insurance or indemnity bond coverage which it has requested, or received any written notice from or on behalf of any insurance carrier presently providing insurance relating to them (i) that insurance rates may or will be substantially increased from their current levels, and/or (ii) that policies presently in effect will not be renewed, or (iii) that material alterations to any of the properties or business operations of DM are necessary or required by such carrier.  DM is not in default with respect to payment of premiums on any such policy. No claim is pending under any policy.

3.10

DM is not a party to, nor is the property of DM bound by, any distributor’s or manufacturer’s representative or agency agreement; any output or requirements agreement; any agreement not entered into in the ordinary course of business; any indenture, mortgage, deed of trust, or lease; except as disclosed by matters of public record.

3.11

DM has not received notice of any violation of any applicable federal, state, or local statute, law, or regulation (including any applicable building, zoning, environmental protection, or other law, ordinance, or regulation) affecting its properties or the operation of its business; and to the best of the knowledge of Sellers there are no such violations.

3.12

There is no pending, nor, to the best knowledge of Sellers is there not threatened, any suit, proceeding, investigation or action against or affecting DM that appears reasonably likely to result in a material adverse change to DM's business, assets or financial condition.

3.13    Intentionally left blank.

Stock Purchase Agreement - page 19 of 27

3.14

All material contracts, agreements, insurance policies and instruments to which DM is a party are valid, binding, and in full force and effect in all material respects, without any material breach by DM or, to the best of the DM's knowledge, any other party thereto.  No event has occurred which with the passage of time or the giving of notice or both would result in a default, breach or event of noncompliance by DM under any contract, agreement or instrument that is valid and binding on DM.

3.15

 Intentionally left blank.

3.16

Intentionally left blank.

3.17

DM does not have any material liabilities, contingent or otherwise, other than obligations under contracts and commitments incurred in the ordinary course of business and set forth in this Agreement.  DM is not a guarantor or indemnitor of any indebtedness of any other person or entity.  DM maintains and will continue to maintain a standard system of financial record keeping established and administered in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.  At Closing, DM shall have no debt other than amounts owing to ordinary trade creditors, or other than as disclosed to Buyer, including without limitation the subsections below.

3.17.1

DM has given the Buyer access to all accounts, books, ledgers and financial and other records of DM which have been prepared and maintained in accordance with generally accepted financial record keeping principles applied on a basis consistent with past practices.

3.17.2 All accounts, books, ledgers and financial and other records of DM are in the possession or under the control of DM and located at the DM's premises or at DM's accountants and all statutory and other records of DM are up to date and contain full, complete and accurate records of all material matters dealt with in those records.

3.17.3 The Financial Information contains full provision for bad and doubtful debts, depreciation, amortization, obsolescence of assets and any foreseeable losses as well as for all contingent liabilities which may reasonably be expected to become actual liabilities.

3.17.4 The financial performance of DM disclosed in the Financial Information given to the Buyer is and was not affected by any unusual or non-recurring items and no material changes have occurred in the assets and liabilities or the financial performance of DM from that disclosed by that information.

3.19     DM has provided Buyer with all the information that Buyer has requested for deciding whether to purchase the Transfer Shares.  Neither this Agreement, the representations and warranties by Sellers contained herein, the Exhibits and Schedules attached hereto, nor any other written statement or certificate delivered or to be furnished to Buyer in connection herewith, when read together, knowingly contains any untrue statement of a material fact or knowingly omit to state a material fact necessary in order to make the statements contained herein or therein not misleading.

Section 4.   Representations and Warranties of Buyer.  Buyer represents and warrant as follows:

Stock Purchase Agreement - page 20 of 27

4.1

Buyer is a corporation duly organized, existing and in good standing under the laws of Nevada and that the execution and delivery of this Agreement and all related documents by it have been duly authorized by proper corporate action.

4.2

Buyer need not make or obtain any consent, approval, or authorization of, or declaration, filing, or registration with, any federal or state governmental or foreign regulatory authority in connection with the execution, delivery, and performance of this agreement and the consummation of the transaction contemplated by this Agreement.

4.3

The provisions of this Agreement and the execution by Buyer of the documents referred to herein will not result in or constitute any of the following:  (1) a breach of any of the terms of this Agreement; (2) a default or an event that, with notice, lapse of time, or both, would be a default, breach, or violation of the articles of incorporation or bylaw of Buyer or any other contract, commitment, indenture, deed of trust, or other agreement, instrument or arrangement to which Buyer is a party or by which any of them or the property of them is bound; (3) an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of Buyer; or (4) the creation or imposition of any lien, change, or encumbrance on any of the properties of Buyer.

Section 6.

Survival of Representation and Warranties.  All representations, warranties and covenants contained in this Agreement shall survive the closing of this transaction and any of the transactions contemplated in this Agreement for a period of two years.

Section 7.

Miscellaneous.

7.1

Fees and Costs of Transaction.   Each party represents that it shall pay its own fees and costs associated with this transaction.  Sellers and Buyer will indemnify and hold one another harmless against any loss, liability, damage, cost, claim, or expense incurred by reason of any brokerage, commission, or finder’s fee alleged to be payable because of any act, omission, or statement of the indemnifying party.

7.2

Entire Agreement.  This Agreement, together with all exhibits delivered in connection herewith, and such other documents signed by both Parties, as recite that they are executed in connection herewith, constitute the entire agreement between the Parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and understandings of the Parties. No supplement, modification, or amendment of this Agreement will be binding unless executed in writing by all the Parties. No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision, whether or not similar, nor will any waiver constitute a continuing waiver. No waiver will be binding unless executed in writing by the party making the waiver.

7.3

Counterparts.  This Agreement may be executed simultaneously in one or more counterparts, each of which will be considered an original, but all of which together will constitute one and the same instrument.

7.4

Agreement.  This Agreement will be binding on, and will inure to the benefit of, the Parties to it and their respective heirs, legal representatives, successors, and assigns.

Stock Purchase Agreement - page 21 of 27

7.5

Notices,  All notices, requests, demands, and other communications under this Agreement must be in writing and will be considered to have been duly given on the date of service if served personally on the party to whom notice is to be given, or on the fifth day after mailing if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed as follows:

To Sellers at: PO Box 7334 - 101591, San Francisco, CA 94120-7334

To Buyer at: 2980 S. Rainbow Blvd. #220H, Las Vegas, NV 89146

To DM at: 233 Wilshire Boulevard, Suite 400, Santa Monica, CA, 90401

Any party may change its address for purposes of this paragraph by giving the other Parties written notice of the new address in the manner set forth above.

7.6

Governing Law.  This Agreement will be construed in accordance with, and governed by, the laws of the State of Nevada as applied to contracts that are executed and performed entirely in Nevada.

7.7

Severability.  If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the Parties that all other provisions of this Agreement be construed to remain fully valid, enforceable, and binding on the Parties.

7.8

Additional Documents.  The Parties hereby agree to execute such additional documents as maybe reasonable and necessary to carry out the provisions of this Agreement.

7.9

Attorney Fees.  In the event of any controversy, claim or dispute between the Parties hereto arising out of or relating to this Agreement or the breach thereof, the prevailing party shall be entitled to recover from the other party reasonable expenses, attorney fees and costs.

7.10

Exhibits. Each of the Exhibits attached hereto is incorporated herein by reference as if set forth herein in full and such Exhibits are identified as follows:

Exhibit A

-

Distribution of convertible stock on Closing

Stock Purchase Agreement - page 22 of 27

IN WITNESS WHEREOF, the undersigned have executed this agreement as of the date first set forth above.

“SELLERS”

By:________________________________

Southbase LLC

(Name), (Title)

By:_________________________________

Advisors LLC

Paul Aunger, (Title)

“BUYER”

Edgetech Services, Inc.

By:  _______________________________

Adam Radly, President

“DM”

Data Management, Inc.

Stock Purchase Agreement - page 23 of 27

By:  _______________________________

(Name), President

Exhibit A: Distribution of convertible stock on Closing

On Closing, convertible preferred stock of Edgetech will be distributed as follows:

-

12.5 million convertible preferred shares to: Southbase LLC and/or its nominee

-

12.5 million convertible preferred shares to: Advisors LLC and/or its nominee

Exhibit B: Fixed Assets included in purchase

The following fixed assets are included in the purchase:

-

Six office sets, each consisting of a desk, desk return, desk chair, file cabinet

-

Eight personal computers and monitors

-

Two printers

-

One Board room table plus ten chairs

-

One projector and projector screen

-

One Reception desk

-

One phone system including eight phone sets

Press release

Edgetech plans to sells Web’s Biggest and acquires Data Management, Inc.

October 18, 2006 - Edgetech Services Inc. (stock symbol OTCBB: EDGH) board of directors have approved a definitive agreement for the sale of Internet search engine Web’s Biggest (websbiggest.com), and the acquisition of IT firm Data Management, Inc., subject to shareholder approval.

Edgetech will sell its subsidiary Web’s Biggest Limited in return for 25 million convertible preferred shares of Edgetech Services, Inc. and will acquire Data Management for 25 million convertible preferred shares of Edgetech Services, Inc.

The outgoing Web’s Biggest Limited had revenue of $1.4 million and net income of $1.1 million for the year ending April 2006 while the incoming Data Management, Inc. had revenue of approximately $5.18 million for the year ending December 2005 representing growth of 77% over revenue for 2004 of approximately $2.919 million. Data Management had net income of approximately $380,000 and $290,000 for 2005 and 2004 respectively.

“Prior to these transactions, Edgetech had an IT services business and an Internet search business (WebsBiggest.com). These transactions will enable Edgetech to become a focused organization. The outgoing Internet search business leaves Edgetech with its IT services business which is synergistic with the business to be acquired (Data Management, Inc.)”, says Adam Radly, CEO of Edgetech.

Edgetech will also change its name to Inova Technology. Mr Radly says “we are a fundamentally different company and need a break from the past.”

Edgetech also confirmed that it is focused on pursuing additional acquisitions of IT companies and is favoring those that own their own intellectual property. Mr. Radly also said that the Company has plans to develop its own proprietary products in the area of IT security and RFID.

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This will be an all-stock transaction resulting in a change in control. However, the purchase of Data Management will not be dilutive to shareholders; no new stock in Edgetech is being issued to Data Management shareholders. Additional details are available in Edgetech’s Form 8-K filing on EDGAR, available at www.sec.gov.

About Edgetech

Edgetech has two business units that provide Internet search services through its search engine www.websbiggest.com and IT services respectively. The Company’s IT business focuses on providing large scale solutions to corporate and government customers.

Press contact: Adam Radly, adam@websbiggest.com, Phone 310-857-6666